Global Atlantic BlackRock Allocation Portfolio

Portfolio of Investments (Unaudited)

September 30, 2022

	Shares/ Principal	Fair Value
Exchange Traded Funds - 99.2%
Debt Funds - 40.2%
iShares 10-20 Year Treasury Bond ETF	9,526	$1,037,858
iShares 1-5 Year Investment Grade Corporate Bond ETF	13,332	657,001
iShares Convertible Bond ETF	8,485	584,616
iShares Core Total USD Bond Market ETF	229,294	10,203,583
iShares Fallen Angels USD Bond ETF	63,074	1,507,469
iShares TIPS Bond ETF	16,870	1,769,663
iShares U.S. Treasury Bond ETF	303,454	6,906,613
Total Debt Funds		22,666,803
Equity Funds - 59.0%
iShares Core High Dividend ETF	13,015	1,188,139
iShares Core S&P 500 ETF	34,633	12,421,125
iShares Core S&P Small-Cap ETF	12,607	1,099,204
iShares ESG Aware MSCI USA ETF	98,612	7,830,779
iShares MSCI EAFE Growth ETF	39,089	2,836,298
iShares MSCI EAFE Value ETF	79,371	3,058,165
iShares MSCI Emerging Markets Min Vol Factor ETF	44,287	2,244,465
iShares MSCI USA Min Vol Factor ETF	15,762	1,041,868
iShares U.S. Energy ETF	25,903	1,018,247
iShares U.S. Infrastructure ETF	17,165	553,400
Total Equity Funds		33,291,690
Total Exchange Traded Funds
(Cost - $58,598,391)		55,958,493
Short-Term Investments - 0.4%
Money Market Funds - 0.4%
Fidelity Investments Money Market Fund - Government Portfolio, Institutional Class, 2.74%(a) (Cost - $233,721)	233,721	233,721
Total Investments - 99.6%
(Cost - $58,832,112)		$56,192,214
Other Assets Less Liabilities - Net 0.4%		229,455
Total Net Assets - 100.0%		$56,421,669

(a)	The rate shown is the annualized seven-day yield at period end.

TIPS	-	Treasury Inflation Protected Security